UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2014

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19520 Jamboree Road, Suite 200, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 478-8600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments To Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 5, 2014, the Board of Directors of TRI Pointe Homes, Inc. (the “Registrant”) approved amendments to the Registrant’s Amended and Restated Bylaws to provide that the position of Chairman of the Board is not an officer position of the Registrant. The foregoing description of these amendments, which took effect on August 5, 2014, is qualified in its entirety by reference to the amendments, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendments to Amended and Restated Bylaws of TRI Pointe Homes, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2014

TRI Pointe Homes, Inc.

By	/s/ Bradley W. Blank
Bradley W. Blank Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendments to Amended and Restated Bylaws of TRI Pointe Homes, Inc.

4